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                                                                    Exhibit 10.6
                           THIRD EXTENSION SUPPLEMENT


     EXTENSION SUPPLEMENT, dated as of November 12, 1997 (this "Supplement"), between Northstar Health Services, Inc., a Delaware corporation (the "Borrower"), Cerberus Partners, LLP (the "Lender"), and IBJ Schroder Bank & Trust Company (the "Agent").

                                   WITNESSETH

     WHEREAS, the Agent and the Borrower are parties to that certain Forbearance Agreement, dated as of August 18, 1997 (as amended by a Second Extension Supplement dated as of October 1, 1997, the "Forbearance Agreement"), and

     WHEREAS, the Forbearance Agreement terminated on October 8, 1997, the Forbearance Termination Date referenced in the Second Extension Supplement to the Forbearance Agreement dated as of October 1, 1997 (the "Old Forbearance Termination Date"); and

     WHEREAS, the Borrower has requested that the Old Forbearance Termination Date be further extended as permitted by Section 4 of the Forbearance Agreement, and both the Agent and the Lender are willing to agree to such extension but only on the terms and subject to the conditions set forth herein;

     NOW THEREFORE, in consideration of the premises and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Definitions. Terms defined in or by reference in the Forbearance Agreement are used herein as therein defined.

     2. Forbearance Termination Date. The Forbearance Termination Date is hereby extended to December 5, 1997 (the "New Forbearance Termination Date").

     3. Effectiveness. This Supplement shall become effective upon receipt by the Lender of evidence satisfactory to the Lender that this Supplement has been executed and delivered by it, the Agent, and the Borrower.

     4. Acknowledgment. The Borrower acknowledges that, as of November 10, 1997, it is indebted to the Lender in the aggregate amount of $15,237,325.72, including principal, interest and fees, such amount is presently past due and payable, and not subject to any defenses, offsets or counterclaims. Interest and expenses continue to accrue beyond November 10, 1997 in respect of the Borrower's indebtedness.

     5. Business Plan. To induce the Lender to enter into this Supplement, the Borrower hereby agrees to provide the Lender with a business plan approved by the Borrower's Board of Directors and
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its Executive Committee, in form and substance acceptable to the Lender in its sole discretion, not later than November 21, 1997. Failure by the Borrower to provide such Business Plan to the Lender by November 21, 1997, shall constitute a Forbearance Event of Default under the Forbearance Agreement.

     6. Effecting of Corporate Structure Transactions. As additional inducement for the Lender to enter into this Supplement, the Borrower hereby agrees to cause all of the stock certificates evidencing corporate ownership of the Borrower and its Affiliates not heretofore pledged and delivered to the Lender, to be pledged and delivered to the Lender, in form and substance satisfactory to the Lender, not later than November 20, 1997. In addition, the Borrower will provide the Lender with an updated Collateral Certificate for itself and its Affiliates, in form and substance satisfactory to the Lender, not later than November 21, 1997. Failure to comply with either of the foregoing shall constitute a Forbearance Event of Default.

     7. Restriction On Settlement of Claims. As additional inducement for the Lender to enter into this Supplement, the Borrower hereby agrees that it will not settle any claims asserted against the Borrower or any of its Affiliates without the prior written consent of the Lender; provided, however, that such entities may settle claims arising in the ordinary course of their business without the need to obtain the Lender's prior written consent.

     8. Representations and Warranties. To induce the Lender and the Agent to enter into this Supplement, the Borrower hereby represents and warrants to the Agent and the Lender, on behalf of itself and the Subsidiary Guarantors that, after giving effect to the extension of the Forbearance Termination Date as set forth herein and compliance with the provisions of paragraph 6 herein, the representations and warranties contained in the Forbearance Agreement will be true and correct in all material respects as if made on and as of the date hereof and that no Forbearance Event of Default will have occurred and be continuing.

     9. No Other Modifications. Except as expressly modified hereby, the Forbearance Agreement shall remain in full force and effect in accordance with its terms, without any waiver, amendment or modification of any provision thereof.

     10. Counterparts. This Supplement may be executed by one or more of the parties hereto on any number of separate counterparts. Such counterparts, taken together, shall be deemed to constitute one and the same instrument.


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     11. Applicable Law. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED
AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed and delivered as of the day and year first above written.


                                 CERBERUS PARTNERS, LLP
                                 As Lender


                                 BY: /s/ JOYCE C. JOHNSON-MILLER
                                 ---------------------------------
                                 Name:  Joyce C. Johnson-Miller
                                 Title: Managing Director


                                 IBJ SCHRODER BANK & TRUST COMPANY
                                 As Agent


                                 BY: _____________________________
                                 Name:
                                 Title:


                                 NORTHSTAR HEALTH SERVICES, INC.


                                 BY: /s/ THOMAS W. ZAUCHA
                                 ---------------------------------
                                 Name:  Thomas W. Zaucha
                                 Title: Chairman, President & CEO


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